UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934
(Amendment No. ____)
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MARATHON CAPITAL FINANCE CORPORATION
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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MARATHON CAPITAL FINANCE CORPORATION
One Bryant Park, 38th Floor
New York, New York 10036
INFORMATION STATEMENT
October 18, 2011
We Are Not Asking for a Proxy and You are Requested Not to Send Us a Proxy
Marathon Capital Finance Corporation (the “Company”) never commenced operations, never had any assets, and never made a public offering of its securities pursuant to the Registration Statement (as defined below). On October 17, 2011, after careful consideration, among other things, of the requirements of the Investment Company Act of 1940, as amended, that apply to business development companies, and in view of the fact that the Company has never operated as a going concern, the sole Director (the “Sole Director”) of the Company authorized by unanimous written consent the proper officers of the Company to withdraw its election to be treated as a business development company.
This information statement is being provided to the Securities and Exchange Commission (the Commission”) for informational purposes only, at the request of the Commission staff, to describe the reasons for the actions taken by the Sole Director. The Company does not have any holders of shares of its common stock (“Stockholders”) and no outstanding voting securities. This information statement provides notice that the Sole Director has approved the following:
ITEM: Authorization to the proper officers of the Company to withdraw the Company’s election to be treated as a business development company under the Investment Company Act of 1940, as amended.
This information statement describes, in more detail, the action being taken and the circumstances surrounding the Sole Director’s action. The action will become effective as of the filing of the Form N-54C by the Company with the Commission.
The Company will bear the expenses relating to this information statement, including expenses in connection with preparing this information statement and all documents that now accompany or may in the future supplement it. Since the Company does not have any Stockholders, this information statement will not be mailed. This information statement will be available to the public on the Commission’s website at http://www.sec.gov.
As noted above, this information statement is being provided to the Commission for informational purposes only. In view of the fact that there are no Stockholders, there are no Stockholder voting requirements to comply with and the Company is not soliciting a proxy. This information statement does not relate to an annual meeting or special meeting in lieu of an annual meeting. This information statement will be filed with the Commission on or about October 18, 2011.

UNANIMOUS WRITTEN CONSENT
The Sole Director of the Company has determined that it is in the best interest of the Company to withdraw its election to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Since the Company has no outstanding voting securities, on October 17, 2011, the Sole Director authorized by unanimous written consent the proper officers of the Company to withdraw the Company’s election to be treated as a BDC. This information statement is being provided to the Commission for informational purposes only to describe the circumstances surrounding and the reasons for the actions being taken.
ITEM
On April 16, 2004, the Company filed a notification of election to be regulated as a BDC under the 1940 Act on Form N-54A. The Company elected BDC status intending to generate both current income and capital appreciation primarily from investing in debt and debt-like instruments by providing customized financing solutions to small and middle market companies.
On April 16, 2004, the Company also filed a registration statement pursuant to the Securities Act of 1933, as amended (the “Securities Act”) on Form N-2 (the “Registration Statement”), and concurrently filed a registration statement pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”) on Form 8-A to register the Company’s shares of common stock, $0.001 par value per share, under Section 12(g) of the Exchange Act.
Thereafter, the Company received a comment letter from the Commission staff (the “Commission Staff”), dated May 18, 2004, regarding the Registration Statement. Following receipt of the comment letter from the Commission Staff, the Company did not file a subsequent pre-effective amendment to the Registration Statement as it had determined to abandon the Registration Statement in view of the market conditions at the time. As a result, the Registration Statement was not declared effective by the Commission under the Securities Act and the registration of its shares of common stock was not deemed effective under the Exchange Act. The Company has never operated as a going concern as it never commenced operations, never had any assets, and never made a public offering of its securities pursuant to the Registration Statement.
As a BDC, the Company has been subject to certain provisions of the 1940 Act, including certain provisions applicable only to BDCs, although it is exempted from certain provisions of the 1940 Act applicable to registered closed-end investment companies. However, as a BDC, the Company remains subject to significant regulation of its activities. Accordingly, and after careful consideration of the 1940 Act requirements applicable to BDCs, including the cost of compliance with the 1940 Act, and in view of the fact that the Company has never operated as a going concern, the Company determined to withdraw its election to be treated as a BDC.
The Company’s notification of withdrawal on Form N-54C will be effective upon filing with the Commission, at which time the Company will no longer be subject to the regulatory provisions of the 1940 Act. Because there are no Stockholders, this information statement will not be mailed. The Company will file this information statement concurrently with the Form N-54C.
It is anticipated that the Company’s current executive officers and the Sole Director will continue in such capacities following the Company’s filing of the Form N-54C with the Commission.

In addition to the notification of withdrawal on Form N-54C, the Company will file applications with the Commission to withdraw the Registration Statement on Form N-2 and the registration statement on Form 8-A to register the Company’s shares of common stock under Section 12(g) of the Exchange Act.
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
None of the Company’s officers, the Sole Director, or any of their respective affiliates has any interest in the withdrawal of the Company’s election to be regulated as a BDC.
DESCRIPTION OF SECURITIES
The Company’s Articles of Incorporation authorize the issuance of up to 50,000,000 shares of the Company’s common stock, $0.001 par value per share. As of the date of this information statement, there are no shares outstanding.
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
The Company has no Stockholders.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The Company has no Stockholders.
SECURITY OWNERSHIP OF MANAGEMENT
The Company has no Stockholders.
STOCKHOLDER PROPOSALS
The Company has no Stockholders.